UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2018 nuveen

Nuveen Global Cities REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-222231	82-1419222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Third Avenue, 3rd Floor New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 490-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

The information discussed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 18, 2018, THRE Global Investments LLC (“Assignor”), an affiliate of the advisor of Nuveen Global Cities REIT, Inc. (the “Company”), entered into a purchase and sale agreement (the “Purchase Agreement”) with TASR Property Owner, Ltd. (the “Seller”), which is not affiliated with the Company, Assignor or any of their respective affiliates. On June 25, 2018, pursuant to the Assignment of Purchase and Sale Agreement, by and between Assignor and NR Tacara at Steiner Ranch LLC, an indirect wholly-owned subsidiary of the Company (“Buyer”), Assignor assigned its right, title and interest in and to the Purchase Agreement to the Company, through Buyer.

On June 25, 2018, the Company completed the acquisition of the property known as Tacara at Steiner Ranch (“Tacara”), a multifamily property located in Austin, Texas, from an unaffiliated third party for approximately $47.9 million, including transaction costs. The Company funded the acquisition with cash on hand.  Constructed in 2017, Tacara is approximately 235,808 square feet and consists of 246 units with a mix of one-, two- and three-bedroom units.   Tacara is a Class A, garden-style multifamily community located in the master planned community of Steiner Ranch on the Northwest side of Austin. Steiner Ranch is a master-planned community, of which Tacara is the last zoned multifamily development.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for Tacara will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the latest date on which the initial Current Report related to the Tacara acquisition could have been timely filed.

(b) Pro forma financial information.

The required pro forma financial information for Tacara will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the latest date on which the initial Current Report related to the Tacara acquisition could have been timely filed.

(d) Exhibits.

Exhibit Number	Description
10.1*	Assignment of Purchase and Sale Agreement dated June 25, 2018, between THRE Global Investments LLC and NR Tacara at Steiner Ranch LLC
10.2*	Purchase and Sale Agreement dated May 18, 2018, between THRE Global Investments LLC and TASR Property Owner, Ltd.

*	Filed herewith.

Exhibit Index

Exhibit Number	Description
10.1*	Assignment of Purchase and Sale Agreement dated June 25, 2018, between THRE Global Investments LLC and NR Tacara at Steiner Ranch LLC
10.2*	Purchase and Sale Agreement dated May 18, 2018, between THRE Global Investments LLC and TASR Property Owner, Ltd.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Global Cities REIT, Inc.

Date: June 28, 2018	By:	/s/ James E. Sinople
James E. Sinople
Chief Financial Officer and Treasurer